UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 31, 2002


                         Shire Pharmaceuticals Group plc
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             (Exact name of registrant as specified in its charter)


                                England and Wales
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                 (State or other jurisdiction of incorporation)


              0-29630                                    98-0359573
     (Commission File Number)            (IRS Employer Identification No.)

Hampshire International Business Park, Chineham, Basingstoke,
Hampshire RG24 8EP England
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(Address of principal executive offices)                          (Zip code)

Registrant's telephone number, including area code             44 1256 894 000
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     Shire  Pharmaceuticals  Group plc has issued the press release  attached as
Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits. The following exhibit is filed herewith:

         99.1      Press Release dated December 31, 2002



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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    January 2, 2003        SHIRE PHARMACEUTICALS GROUP PLC



                                 By:    /s/ Angus Russell
                                        ----------------------------------------
                                        Name:  Angus Russell
                                        Title:  Group Finance Director


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                                  EXHIBIT INDEX


Number   Description

99.1     Press Release dated December 31, 2002